1838 BOND-DEBENTURE TRADING FUND

                        REVISED NOTICE OF ANNUAL MEETING


                                                            Radnor, Pennsylvania
                                                                    July 8, 1998


To the Shareholders of
  1838 Bond-Debenture Trading Fund:

     The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on July 30, 1998 (rather than July 22, 1998, as stated in the Proxy Statement that accompanies this revised notice) at 2:00 p.m. Eastern Time, at the Fund's executive offices, Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087.


                                                  ANNA M. BENCROWSKY
                                                       Secretary